UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 21, 2006

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

201 North Broadway

Greensburg, Indiana 47240

(Address of principal executive offices)

(812) 663-0157

(Registrant’s Telephone Number,

Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On August 21, 2006, MainSource Financial Group, Inc. issued a press release announcing the consummation, effective August 18, 2006 at 11:59 p.m., of the acquisition of five branches of First Financial Bank, N.A., by MainSource Bank, a wholly owned subsidiary of MainSource Financial Group, Inc. The five branches consist of one office in each of Liberty, East Enterprise, and Madison, Indiana, and two offices in Vevay, Indiana. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(c)	The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	MainSource Financial Group, Inc.’s press release dated August 21,

2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 21, 2006	MAINSOURCE FINANCIAL GROUP, INC. By: /s/ James M. Anderson James M. Anderson Executive Vice President and Chief Financial Officer